SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 26, 1999



                           WHG BANCSHARES CORPORATION
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             (Exact name of Registrant as specified in its Charter)




       Maryland                        0-27606              52-1953867
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(State or other jurisdiction       (SEC File No.)           (IRS Employer
     of incorporation)                                      Identification
                                                               Number)


1505 York Road, Lutherville, Maryland                   21093
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:(410) 583-8700
                                                   --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           WHG BANCSHARES CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On March 26, 1999, the Registrant announced that it had concluded the repurchase of 69,450 shares totalling approximately 5% of its outstanding common stock in the open market pursuant to a stock repurchase program previously announced by the Registrant. The Registrant currently has 1,353,109 shares of common stock outstanding.

         For further details, reference is made to the Press Release dated March 26, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated March 26, 1999.
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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WHG BANCSHARES CORPORATION



Date: March 30, 1999                        By:  /s/Peggy J. Stewart
     -----------------------                    ---------------------------
                                                     Peggy J. Stewart
                                                     President and Chief
                                                     Executive Officer